UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22216

GAMCO Natural Resources, Gold & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

GAMCO Natural Resources, Gold & Income Trust

Semiannual Report — June 30, 2022

(Y)our Portfolio Management Team

Caesar M. P. Bryan	Vincent Hugonnard-Roche

To Our Shareholders,

For the six months ended June 30, 2022, the net asset value (NAV) total return of the GAMCO Natural Resources, Gold & Income Trust (the Fund) was (6.8)%, compared with total returns of (10.2)% and (15.4)% for the Chicago Board Options Exchange (CBOE) Standard & Poor’s (S&P) 500 Buy/Write Index and the Philadelphia Gold & Silver (XAU) Index, respectively. The total return for the Fund’s publicly traded shares was (9.3)%. The Fund’s NAV per share was $5.46, while the price of the publicly traded shares closed at $4.69 on the New York Stock Exchange (NYSE). See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2022.

Investment Objective and Strategy (Unaudited)

The GAMCO Natural Resources, Gold & Income Trust is a non-diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing 80% of its assets in equity securities of companies principally engaged in natural resource and gold industries, and by writing covered call options on the underlying equity securities.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The Fund’s strategy is to invest at least 80% of its assets in securities of companies principally engaged in the natural resources and gold industries. The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as base metals, metals, paper, food, agriculture, forestry products, water, gas, oil, sustainable energy, and other commodities as well as related transportation companies and equipment manufacturers. The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold or the financing, managing, controlling, or operating of companies engaged in “gold-related” activities.

Performance Discussion (Unaudited)

During the first half of the year, the commodity space experienced significant volatility, with a peak to trough in the range of 25% to 30%.

During the first quarter of 2022, gold bullion rose as much as 12.1% before giving back 11.4% finishing the first half year down 1.2%. After the United States weaponized the dollar following the Russian invasion of Ukraine and the Federal Reserve continued its bond buying program despite soaring inflation, the resurgence of positive real rates, bolstered by the increase in the Federal Funds rate (and the prospect of additional increases), got the best of the gold bullion rally. The gold mining companies, represented by the Philadelphia Gold and Silver Index (XAU), were up 20.1%, for the first quarter but collapsed 29.5% in the second quarter for a first half year performance down 15.3%, leaving the gold mining companies cheaply valued given the gold price.

The price of WTI oil ended the half year up 46.5% after reaching a top of $120 or increase of 66% before retreating. In fact, while global demand continues to recover, supplies have definitely not kept pace. During the period, OPEC marginally increased its production by 600 thousand barrels per day to 28.6 million barrels per day, while U.S. shale oil production finally reached the 12.0 million barrels per day mark. It is, of course, the Russian attack on Ukraine and the retaliatory sanctions that took the forefront and accounted for the upside volatility; however, much of that crude found its way at a discounted price to the Asian markets. The main commodity at stake in the sector is Russian natural gas, which accounts for 40% of Europe’s energy demand and is a main stress point. By June, macroeconomic fears of recession had taken the forefront. On the equity side, energy-related equities, represented by the Energy Select Sector Index (IXE), added another 39.1% for the first quarter, followed by a 5.35% contraction in the second, to end the period up 31.6%.

The agriculture sector had its part in the volatility due to geopolitics. Ukraine is a large exporter of grains, and the sanctions imposed on Russia and Belarus’ large producers of potash added new stress in the fertilizer sector. The fertilizer-related companies performed the best during the first quarter, with Mosaic (MOS) adding 69%, while the overall sector represented by the MVIS Global Agribusiness was up 9.7%. However, in the second quarter, this sector was also affected by the anticipation of a potential recession. While equipment manufacturers were hit hard, with the like of Deere (DE) down by -28%, so were the fertilizer companies, and Mosaic (MOS) gave back a large part of the performance of the year despite continued geopolitical tailwinds. Overall, the sector represented by the MVIS Global Agribusiness was down -17.3% in the second quarter and down -9.2% for the half year.

Volatility levels during the first half of the year remained elevated, with the gold sector at 42%, 47% for the base metals sector, 40% for agriculture, and 47% for energy equities. We are looking to balance upside and option premium in a difficult and highly volatile market. We have reduced the nominal exposure to cushion downside moves while increasing its upside participation. The maturity of the options portfolio stands on average at 4.3 months. At the end of the second quarter, the Fund’s participation across sectors was 52% for gold and mining, 56% for agriculture, and 64% for energy.

Some of our contributors to returns in the first half of 2022 included Northern Star Resources Ltd. (1.62% of total investment as of June 30, 2022); Newmont Corp. (3.32%); and Yamana Gold Inc.(0.98%). Yamana received an all stock bid from Gold Fields, whose stock was pummeled after announcing the transaction, which eroded the bid premium. Otherwise, our Australian based gold producers were very weak, primarily due to concerns over labor availability, particularly in Western Australia, which had closed its borders during COVID.

The second quarter saw gold equities suffer greatly, with even the more defensive royalty companies and larger gold miners barely outperforming the gold equity averages. For example, our two large royalty holdings, Franco-Nevada Corp.(2.97%) and Wheaton Precious Metals Corp. (1.60%), declined by 17.6% and 24.3%, respectively. Osisko Gold Royalties (0.75%), another royalty company holding, fell by 30.0%.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2022 (a) (Unaudited)
	Six Months	1 Year	3 year	5 year	10 year	Since Inception (1/27/11)
GAMCO Natural Resources, Gold and Income Trust (GNT)
NAV Total Return (b)	(6.75)%	(4.07)%	3.54%	3.06%	0.35%	(1.37)%
Investment Total Return (c)	(9.31)	(8.24)	1.11	1.58	(1.18)	(2.56)
CBOE S&P 500 Buy/Write Index	(10.19)	(2.62)	3.35	4.09	5.89	5.93
Philadelphia Gold & Silver Index	(15.35)	(19.91)	11.09	7.77	(2.29)	(0.38	)(d)
Dow Jones U.S. Basic Materials Index	(15.68)	(7.05)	10.07	8.08	8.59	6.17	(d)
S&P Global Agribusiness Equity Index	(0.87)	7.03	12.25	9.79	8.38	6.37	(d)

(a)   Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials sector of the U.S. equity market. The S&P Global Agribusiness Equity Index is designed to provide exposure to twenty-four of the largest publicly traded agribusiness companies, comprised of a mix of Producers, Distributors & Processors, and Equipment & Materials Suppliers companies. Dividends are considered reinvested. You cannot invest directly in an index.

(b)   Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)   Total returns and average returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

(d)   From January 31, 2011, the date closest to the Fund’s inception for which data are available.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2022:

GAMCO Natural Resources, Gold & Income Trust

Long Positions

Metals and Mining	32.5%
U.S. Government Obligations	31.4%
Energy and Energy Services	19.1%
Agriculture	5.9%
Specialty Chemicals	3.6%
Health Care	3.5%
Machinery	2.2%
Food and Beverage	1.7%
Automotive	0.1%
100.0%
Short Positions

Call Options Written	(2.4)%
Put Options Written	(1.5)%
(3.9)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments — June 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 68.0%
	Agriculture — 5.9%
35,000	Archer-Daniels-Midland Co.(a)	$2,737,700	$2,716,000
10,000	Bunge Ltd.(a)	1,028,100	906,900
38,500	Corteva Inc.	2,159,755	2,084,390
27,490	Nutrien Ltd.(a)	2,341,875	2,190,678
		8,267,430	7,897,968
	Automotive — 0.1%
19,000	Iveco Group NV†	216,993	100,392

	Energy and Energy Services — 19.1%
11,500	APA Corp.	670,382	401,350
22,000	Baker Hughes Co.	1,060,000	635,140
38,600	BP plc, ADR	1,398,741	1,094,310
20,545	Chevron Corp.(a)	3,336,072	2,974,505
15,200	ConocoPhillips(a)	1,491,844	1,365,112
18,900	Coterra Energy Inc.	492,973	487,431
11,500	Devon Energy Corp.	704,701	633,765
3,200	Diamondback Energy Inc.	450,940	387,680
46,500	Eni SpA	850,889	552,010
8,200	EOG Resources Inc.(a)	1,006,154	905,608
44,300	Exxon Mobil Corp.(a)	4,061,849	3,793,852
18,000	Halliburton Co.(a)	573,124	564,480
3,300	Hess Corp.	342,248	349,602
54,482	Kinder Morgan Inc.(a)	1,045,147	913,118
20,000	Marathon Oil Corp.	439,504	449,600
8,895	Marathon Petroleum Corp.(a)	741,251	731,258
9,449	Occidental Petroleum Corp.(a)	515,394	556,357
8,500	ONEOK Inc.	565,834	471,750
11,700	Phillips 66(a)	1,273,679	959,283
3,900	Pioneer Natural Resources Co.(a)	909,559	870,012
27,400	Schlumberger NV(a)	1,483,465	979,824
33,000	Shell plc, ADR	1,916,943	1,725,570
15,500	Suncor Energy Inc.(a)	636,185	543,585
23,000	The Williams Companies Inc.(a)	1,001,264	717,830
30,000	TotalEnergies SE, ADR(a)	1,795,048	1,579,200
7,800	Valero Energy Corp.(a)	839,763	828,984
13,009	Woodside Energy Group Ltd., ADR(a)	280,690	280,474
		29,883,643	25,751,690
	Food and Beverage — 1.7%
5,000	Mowi ASA	112,370	113,760
Shares		Cost	Market Value
25,000	Tyson Foods Inc., Cl. A(a)	$2,264,150	$2,151,500
		2,376,520	2,265,260

	Health Care — 3.5%
8,000	Bayer AG	522,101	475,518
27,000	Elanco Animal Health Inc.†	947,070	530,010
2,500	IDEXX Laboratories Inc.†(a)	1,666,441	876,825
16,700	Zoetis Inc.(a)	3,354,238	2,870,563
		6,489,850	4,752,916
	Machinery — 2.2%
5,000	AGCO Corp.	762,452	493,500
64,700	CNH Industrial NV	973,591	749,873
6,000	Deere & Co.(a)	2,206,240	1,796,820
		3,942,283	3,040,193
	Metals and Mining — 31.9%
46,716	Aclara Resources Inc.†	65,782	14,517
39,072	Agnico Eagle Mines Ltd.(a)	2,603,025	1,787,935
214,000	Alamos Gold Inc., Cl. A(a)	1,818,131	1,502,280
91,500	Artemis Gold Inc.†	511,400	389,543
344,000	B2Gold Corp.	1,585,631	1,166,160
168,794	Barrick Gold Corp.(a)	4,190,013	2,985,966
475,000	Belo Sun Mining Corp.†	360,402	95,945
36,000	BHP Group Ltd., ADR(a)	2,278,593	2,022,480
511,802	De Grey Mining Ltd.†	504,324	284,383
75,000	Dundee Precious Metals Inc.	331,462	373,485
83,000	Eldorado Gold Corp.†	867,464	530,370
87,185	Endeavour Mining plc	2,234,793	1,803,711
85,500	Equinox Gold Corp.†	679,548	379,620
451,000	Evolution Mining Ltd.	1,229,133	740,900
30,400	Franco-Nevada Corp.(a)	4,705,520	4,000,032
74,500	Freeport-McMoRan Inc.(a)	3,306,478	2,179,870
62,137	Fresnillo plc	1,279,735	580,003
46,500	Gold Fields Ltd., ADR	604,784	424,080
382,950	Gold Road Resources Ltd.	335,982	298,694
66,000	K92 Mining Inc.†	510,413	398,400
90,000	Karora Resources Inc.†	436,670	232,132
175,400	Kinross Gold Corp.	1,323,147	627,932
65,000	Lundin Gold Inc.†	547,778	466,594
15,500	MAG Silver Corp.†	278,750	188,635
82,272	Newcrest Mining Ltd.	1,822,141	1,186,306
74,900	Newmont Corp.(a)	5,601,145	4,469,283
461,005	Northern Star Resources Ltd.	3,092,186	2,176,547
99,400	Osisko Gold Royalties Ltd.	1,333,798	1,003,940
166,100	Osisko Mining Inc.†	550,602	394,862
6,200	Pan American Silver Corp.	186,944	121,954
920,671	Perseus Mining Ltd.	2,322,586	1,007,257
49,000	Rio Tinto plc, ADR(a)	4,022,075	2,989,000
1,500	Royal Gold Inc.	165,915	160,170
63,000	SilverCrest Metals Inc.†	575,070	384,930

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
39,000	SSR Mining Inc.	$705,787	$651,300
43,200	Victoria Gold Corp.†	569,825	335,277
102,700	Wesdome Gold Mines Ltd.†	1,026,315	889,609
198,783	Westgold Resources Ltd.	296,002	162,594
59,950	Wheaton Precious Metals Corp.(a)	3,008,887	2,159,998
285,000	Yamana Gold Inc.(a)	1,499,909	1,325,250
		59,368,145	42,891,944

	Specialty Chemicals — 3.6%
10,000	CF Industries Holdings Inc.	821,000	857,300
21,500	FMC Corp.(a)	2,421,190	2,300,715
27,000	The Mosaic Co.(a)	1,839,838	1,275,210
8,900	Yara International ASA	494,707	371,914
		5,576,735	4,805,139

	TOTAL COMMON STOCKS	116,121,599	91,505,502

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.3%
	Metals and Mining — 0.3%
$200,000	Fortuna Silver Mines Inc.,
	4.650%, 10/31/24	200,000	197,000
350,000	Osisko Gold Royalties Ltd.,
	4.000%, 12/31/22	273,022	269,915
		473,022	466,915

	TOTAL CONVERTIBLE CORPORATE BONDS	473,022	466,915

	CORPORATE BONDS — 0.3%
	Metals and Mining — 0.3%
500,000	IAMGOLD Corp.,
	5.750%, 10/15/28(b)	500,000	334,295
Principal Amount	Cost	Market Value
U.S. GOVERNMENT OBLIGATIONS — 31.4%
$42,407,000	U.S. Treasury Bills, 0.731% to 1.647%††, 07/14/22 to 09/22/22(c)	$42,312,046	$42,310,219

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN — 100.0%	$159,406,667	134,616,931

OPTIONS WRITTEN — (3.9)%
(Premiums received $7,459,737)	(5,205,606)

Other Assets and Liabilities (Net)	801,858

PREFERRED SHARES
(1,170,102 preferred shares outstanding)	(29,252,550)

NET ASSETS — COMMON SHARES
(18,475,439 common shares outstanding)	$100,960,633

NET ASSET VALUE PER COMMON SHARE
($100,960,633 ÷ 18,475,439 shares outstanding)	$5.46

(a)	Securities, or a portion thereof, with a value of $43,917,922 were deposited with the broker as collateral for options written.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	At June 30, 2022, $13,505,000 of the principal amount was pledged as collateral for options written.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

Geographic Diversification	% of Total Investments*		Market Value
Long Positions
North America	84.6%		$113,883,438
Europe	8.6		11,569,773
Asia/Pacific	6.1		8,159,637
Latin America	0.4		580,003
South Africa	0.3		424,080
Total Investments — Long Positions	100.0%		$134,616,931
Short Positions
North America	(3.8)%		$(5,125,748)
Europe	(0.1)		(78,951)
Asia/Pacific	(0.0	) **	(907)
Total Investments — Short Positions	(3.9)%		$(5,205,606)

*	Total investments exclude options written.

**	Amount represents greater than (0.05)%.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

As of June 30, 2022, options written outstanding were as follows:

Description	Counterparty	Number of Contracts		Notional Amount	Exercise Price		Expiration Date	Market Value
OTC Call Options Written — (2.0)%
Agnico Eagle Mines Ltd.	Pershing LLC	135	USD	617,760	USD	70.00	10/21/22	$4,716
Agnico Eagle Mines Ltd.	Pershing LLC	15	USD	68,640	USD	60.00	12/16/22	2,171
Agnico Eagle Mines Ltd.	Pershing LLC	80	USD	366,080	USD	70.00	12/16/22	5,097
Agnico Eagle Mines Ltd.	Pershing LLC	100	USD	457,600	USD	65.00	01/20/23	14,476
Agnico Eagle Mines Ltd.	Pershing LLC	60	USD	274,560	USD	70.00	01/20/23	5,001
Alamos Gold Inc., Cl. A	Pershing LLC	350	USD	245,700	USD	8.50	12/16/22	17,517
Alamos Gold Inc., Cl. A	Pershing LLC	360	USD	252,720	USD	10.00	12/16/22	9,468
Alamos Gold Inc., Cl. A	Pershing LLC	680	USD	477,360	USD	10.00	01/20/23	24,039
Alamos Gold Inc., Cl. A	Pershing LLC	750	USD	526,500	USD	8.50	03/17/23	56,922
APA Corp.	Pershing LLC	75	USD	261,750	USD	26.00	07/15/22	67,635
APA Corp.	Pershing LLC	37	USD	129,130	USD	50.00	10/21/22	4,946
Archer-Daniels-Midland Co.	Pershing LLC	120	USD	931,200	USD	80.00	09/16/22	43,565
Archer-Daniels-Midland Co.	Pershing LLC	110	USD	853,600	USD	87.50	11/18/22	28,521
Archer-Daniels-Midland Co.	Pershing LLC	120	USD	931,200	USD	85.00	01/20/23	52,364
B2Gold Corp.	Pershing LLC	1,150	USD	389,850	USD	5.00	10/21/22	7,803
B2Gold Corp.	Pershing LLC	1,140	USD	386,460	USD	4.30	12/16/22	20,601
B2Gold Corp.	Pershing LLC	1,150	USD	389,850	USD	5.00	01/20/23	13,325
Baker Hughes Co.	Pershing LLC	80	USD	230,960	USD	30.00	07/15/22	5,515
Baker Hughes Co.	Pershing LLC	70	USD	202,090	USD	32.00	09/16/22	9,591
Baker Hughes Co.	Pershing LLC	70	USD	202,090	USD	40.00	01/20/23	6,567
Barrick Gold Corp.	Pershing LLC	490	USD	866,810	USD	25.00	10/31/22	7,579
Barrick Gold Corp.	Pershing LLC	425	USD	751,825	USD	25.00	11/18/22	8,327
Barrick Gold Corp.	Pershing LLC	170	USD	300,730	USD	25.00	12/16/22	4,178
Barrick Gold Corp.	Pershing LLC	200	USD	353,800	USD	21.00	01/20/23	16,490
Barrick Gold Corp.	Pershing LLC	400	USD	707,600	USD	22.00	02/17/23	30,079
BHP Group Ltd., ADR	Pershing LLC	100	USD	561,800	USD	73.00	11/18/22	6,900
BHP Group Ltd., ADR	Pershing LLC	100	USD	561,800	USD	85.00	11/18/22	2,614
BHP Group Ltd., ADR	Pershing LLC	160	USD	898,880	USD	82.00	01/20/23	6,989
BP plc, ADR	Pershing LLC	140	USD	396,900	USD	32.00	11/18/22	17,287
BP plc, ADR	Pershing LLC	140	USD	396,900	USD	32.00	12/16/22	20,313
BP plc, ADR	Pershing LLC	106	USD	300,510	USD	32.50	01/20/23	16,601
Bunge Ltd.	Pershing LLC	50	USD	453,450	USD	100.00	07/15/22	1,840
Bunge Ltd.	Pershing LLC	50	USD	453,450	USD	102.50	10/21/22	15,747
CF Industries Holdings Inc.	Pershing LLC	50	USD	428,650	USD	100.00	11/18/22	31,154
CF Industries Holdings Inc.	Pershing LLC	50	USD	428,650	USD	100.00	01/20/23	41,410
Chevron Corp.	Pershing LLC	60	USD	868,680	USD	150.00	08/19/22	35,092
Chevron Corp.	Pershing LLC	75	USD	1,085,850	USD	165.00	11/18/22	40,898
Chevron Corp.	Pershing LLC	70	USD	1,013,460	USD	170.00	01/20/23	44,731
CNH Industrial NV	Pershing LLC	300	USD	347,700	USD	15.00	12/16/22	13,904
ConocoPhillips	Pershing LLC	50	USD	449,050	USD	105.00	08/19/22	9,029
ConocoPhillips	Pershing LLC	77	USD	691,537	USD	105.00	12/16/22	45,860
ConocoPhillips	Pershing LLC	25	USD	224,525	USD	102.50	01/20/23	19,207
Corteva Inc.	Pershing LLC	170	USD	920,380	USD	55.00	10/21/22	62,868
Coterra Energy Inc.	Pershing LLC	105	USD	270,795	USD	26.00	07/15/22	11,468
Coterra Energy Inc.	Pershing LLC	55	USD	141,845	USD	30.00	10/21/22	8,841
Coterra Energy Inc.	Pershing LLC	29	USD	74,791	USD	30.00	12/16/22	6,227
Deere & Co.	Pershing LLC	40	USD	1,197,880	USD	370.00	12/16/22	35,431
Deere & Co.	Pershing LLC	20	USD	598,940	USD	390.00	01/20/23	14,162
Devon Energy Corp.	Pershing LLC	65	USD	358,215	USD	60.00	10/21/22	32,507

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Description	Counterparty	Number of Contracts		Notional Amount	Exercise Price		Expiration Date	Market Value
Devon Energy Corp.	Pershing LLC	50	USD	275,550	USD	60.00	12/16/22	$28,770
Diamondback Energy Inc.	Pershing LLC	7	USD	84,805	USD	142.65	09/16/22	3,609
Diamondback Energy Inc.	Pershing LLC	15	USD	181,725	USD	140.00	11/18/22	13,525
Diamondback Energy Inc.	Pershing LLC	10	USD	121,150	USD	155.00	01/20/23	6,927
Eldorado Gold Corp.	Pershing LLC	1,260	USD	805,140	USD	9.00	12/16/22	30,127
Eni SpA	Morgan Stanley	40	EUR	226,560	EUR	15.00	10/21/22	1,004
Eni SpA	Morgan Stanley	40	EUR	226,560	EUR	15.50	12/16/22	1,232
Eni SpA	Morgan Stanley	40	EUR	226,560	EUR	15.00	01/20/23	1,999
EOG Resources Inc.	Pershing LLC	42	USD	463,848	USD	127.00	10/21/22	25,941
EOG Resources Inc.	Pershing LLC	40	USD	441,760	USD	128.00	12/16/22	32,918
Exxon Mobil Corp.	Pershing LLC	93	USD	796,452	USD	91.00	07/15/22	9,884
Exxon Mobil Corp.	Pershing LLC	75	USD	642,300	USD	90.00	10/21/22	42,860
Exxon Mobil Corp.	Pershing LLC	60	USD	513,840	USD	95.00	10/21/22	23,734
Exxon Mobil Corp.	Pershing LLC	80	USD	685,120	USD	85.00	12/16/22	72,038
Exxon Mobil Corp.	Pershing LLC	55	USD	471,020	USD	92.00	01/20/23	37,430
Exxon Mobil Corp.	Pershing LLC	80	USD	685,120	USD	105.00	02/17/23	27,512
FMC Corp.	Pershing LLC	70	USD	749,070	USD	119.00	08/19/22	9,934
FMC Corp.	Pershing LLC	75	USD	802,575	USD	120.00	10/21/22	20,893
FMC Corp.	Pershing LLC	70	USD	749,070	USD	120.00	01/20/23	33,057
Franco-Nevada Corp.	Pershing LLC	90	USD	1,184,220	USD	155.00	11/18/22	32,535
Franco-Nevada Corp.	Pershing LLC	100	USD	1,315,800	USD	155.00	12/16/22	43,609
Freeport-McMoRan Inc.	Pershing LLC	195	USD	570,570	USD	40.00	10/21/22	13,797
Freeport-McMoRan Inc.	Pershing LLC	300	USD	877,800	USD	50.00	12/16/22	10,920
Freeport-McMoRan Inc.	Pershing LLC	250	USD	731,500	USD	51.00	01/20/23	10,975
Gold Fields Ltd., ADR	Pershing LLC	465	USD	424,080	USD	12.00	07/15/22	565
Gold Fields Ltd., ADR	Pershing LLC	465	USD	424,080	USD	10.50	11/18/22	34,331
Halliburton Co.	Pershing LLC	115	USD	360,640	USD	40.00	07/15/22	705
Halliburton Co.	Pershing LLC	60	USD	188,160	USD	40.00	12/16/22	10,569
Halliburton Co.	Pershing LLC	55	USD	172,480	USD	40.00	01/20/23	11,548
Hess Corp.	Pershing LLC	17	USD	180,098	USD	100.00	11/18/22	28,374
Hess Corp.	Pershing LLC	16	USD	169,504	USD	110.00	01/20/23	22,303
Kinder Morgan Inc.	Pershing LLC	225	USD	377,100	USD	19.00	09/16/22	5,083
Kinder Morgan Inc.	Pershing LLC	82	USD	137,432	USD	21.00	11/18/22	1,228
Kinder Morgan Inc.	Pershing LLC	237	USD	397,212	USD	21.00	12/16/22	4,854
Kinross Gold Corp.	Pershing LLC	794	USD	284,252	USD	6.00	09/16/22	1,930
Kinross Gold Corp.	Pershing LLC	800	USD	286,400	USD	6.00	12/16/22	6,862
Marathon Oil Corp.	Pershing LLC	200	USD	449,600	USD	24.00	10/21/22	50,195
Marathon Petroleum Corp.	Pershing LLC	45	USD	369,945	USD	82.50	07/15/22	14,225
Marathon Petroleum Corp.	Pershing LLC	22	USD	180,862	USD	87.50	10/21/22	13,529
Newmont Corp.	Pershing LLC	250	USD	1,491,750	USD	75.00	11/18/22	28,868
Newmont Corp.	Pershing LLC	244	USD	1,455,948	USD	75.00	12/16/22	32,587
Newmont Corp.	Pershing LLC	255	USD	1,521,585	USD	75.00	02/17/23	51,135
Northern Star Resources Ltd.	Morgan Stanley	1,100	AUD	752,400	AUD	11.25	08/18/22	908
Nutrien Ltd.	Pershing LLC	130	USD	1,035,970	USD	83.00	09/16/22	70,712
Nutrien Ltd.	Pershing LLC	144	USD	1,147,536	USD	97.00	12/16/22	50,594
ONEOK Inc.	Pershing LLC	45	USD	249,750	USD	63.00	11/18/22	7,401
ONEOK Inc.	Pershing LLC	40	USD	222,000	USD	70.00	01/20/23	5,014
Osisko Gold Royalties Ltd.	Pershing LLC	240	USD	242,400	USD	13.75	07/15/22	1,992
Osisko Gold Royalties Ltd.	Pershing LLC	300	USD	303,000	USD	14.00	10/21/22	8,491
Osisko Gold Royalties Ltd.	Pershing LLC	240	USD	242,400	USD	12.25	12/16/22	14,042
Osisko Gold Royalties Ltd.	Pershing LLC	155	USD	156,550	USD	14.50	01/20/23	7,625
Osisko Gold Royalties Ltd.	Pershing LLC	300	USD	303,000	USD	16.00	01/20/23	13,191

See accompanying notes to financial statements

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Description	Counterparty	Number of Contracts		Notional Amount	Exercise Price		Expiration Date	Market Value
Phillips 66	Pershing LLC	42	USD	344,358	USD	92.50	11/18/22	$20,102
Phillips 66	Pershing LLC	40	USD	327,960	USD	105.00	01/20/23	13,087
Phillips 66	Pershing LLC	35	USD	286,965	USD	107.00	03/17/23	11,952
Pioneer Natural Resources Co.	Pershing LLC	20	USD	446,160	USD	230.00	09/16/22	30,329
Pioneer Natural Resources Co.	Pershing LLC	19	USD	423,852	USD	280.00	12/16/22	14,636
Rio Tinto plc, ADR	Pershing LLC	170	USD	1,037,000	USD	86.88	07/15/22	154
Rio Tinto plc, ADR	Pershing LLC	85	USD	518,500	USD	74.30	10/21/22	7,741
Rio Tinto plc, ADR	Pershing LLC	170	USD	1,037,000	USD	82.00	10/21/22	7,247
Rio Tinto plc, ADR	Pershing LLC	150	USD	915,000	USD	84.00	12/16/22	9,891
Rio Tinto plc, ADR	Pershing LLC	85	USD	518,500	USD	72.00	01/20/23	18,784
Royal Gold Inc.	Pershing LLC	15	USD	160,170	USD	115.00	01/20/23	11,683
Schlumberger NV	Pershing LLC	74	USD	264,624	USD	45.00	10/21/22	9,882
Schlumberger NV	Pershing LLC	110	USD	393,360	USD	47.00	12/16/22	17,826
Schlumberger NV	Pershing LLC	90	USD	321,840	USD	47.00	01/20/23	17,403
Shell plc, ADR	Pershing LLC	120	USD	25,608,000	USD	60.00	10/21/22	17,731
Shell plc, ADR	Pershing LLC	100	USD	2,134,000	USD	58.00	12/16/22	26,397
Shell plc, ADR	Pershing LLC	110	USD	23,474,000	USD	60.00	02/17/23	29,472
SilverCrest Metals Inc.	Pershing LLC	315	USD	192,465	USD	9.00	10/21/22	6,074
SilverCrest Metals Inc.	Pershing LLC	315	USD	192,465	USD	9.35	12/16/22	8,521
SSR Mining Inc.	Pershing LLC	200	USD	334,000	USD	20.00	09/16/22	10,662
SSR Mining Inc.	Pershing LLC	190	USD	317,300	USD	23.00	01/20/23	14,204
Suncor Energy Inc.	Pershing LLC	55	USD	192,885	USD	37.00	11/18/22	18,439
Suncor Energy Inc.	Pershing LLC	45	USD	157,815	USD	40.00	12/16/22	11,328
Suncor Energy Inc.	Pershing LLC	55	USD	192,885	USD	41.00	01/20/23	14,059
The Mosaic Co.	Pershing LLC	65	USD	306,995	USD	80.00	10/31/22	4,589
The Williams Companies Inc.	Pershing LLC	90	USD	280,890	USD	33.00	11/18/22	15,755
The Williams Companies Inc.	Pershing LLC	60	USD	187,260	USD	35.00	01/20/23	8,491
The Williams Companies Inc.	Pershing LLC	80	USD	249,680	USD	38.00	03/17/23	7,839
TotalEnergies SE, ADR	Pershing LLC	70	USD	368,480	USD	55.00	10/21/22	18,747
TotalEnergies SE, ADR	Pershing LLC	80	USD	421,120	USD	60.00	11/18/22	12,629
TotalEnergies SE, ADR	Pershing LLC	150	USD	789,600	USD	64.00	12/16/22	17,151
Tyson Foods Inc., Cl. A	Pershing LLC	120	USD	1,032,720	USD	95.00	11/18/22	27,204
Valero Energy Corp.	Pershing LLC	30	USD	318,840	USD	95.00	09/16/22	50,174
Valero Energy Corp.	Pershing LLC	16	USD	170,048	USD	140.00	12/16/22	7,005
Valero Energy Corp.	Pershing LLC	32	USD	340,096	USD	105.00	01/20/23	51,649
Wesdome Gold Mines Ltd.	Pershing LLC	340	CAD	379,100	CAD	13.00	01/20/23	18,490
Wheaton Precious Metals Corp.	Pershing LLC	200	USD	720,600	USD	47.00	09/16/22	4,466
Wheaton Precious Metals Corp.	Pershing LLC	200	USD	720,600	USD	50.00	10/21/22	4,936
Wheaton Precious Metals Corp.	Pershing LLC	200	USD	720,600	USD	52.50	12/16/22	7,709
Yamana Gold Inc.	Pershing LLC	760	USD	353,400	USD	5.00	07/15/22	6,837
Yamana Gold Inc.	Pershing LLC	850	USD	395,250	USD	5.50	10/21/22	21,766
Yamana Gold Inc.	Pershing LLC	480	USD	223,200	USD	5.50	12/16/22	16,952
Zoetis Inc.	Pershing LLC	56	USD	962,584	USD	200.00	09/16/22	10,783
Zoetis Inc.	Pershing LLC	17	USD	292,213	USD	206.00	12/16/22	4,958
TOTAL OTC CALL OPTIONS WRITTEN								$2,707,398
OTC Put Options Written — (0.6)%
Energy Select Sector SPDR ETF	Pershing LLC	300	USD	2,145,300	USD	66.00	11/30/22	$158,710
Energy Select Sector SPDR ETF	Pershing LLC	275	USD	1,966,525	USD	63.00	02/17/23	148,194
Fresnillo plc	Morgan Stanley	40	GBP	306,720	GBp	600.00	12/16/22	13,573
VanEck Agribusiness ETF	Pershing LLC	140	USD	1,210,720	USD	94.00	01/20/23	150,528

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Description	Counterparty	Number of Contracts		Notional Amount	Exercise Price		Expiration Date	Market Value
VanEck Vectors Gold Miners ETF	Pershing LLC	700	USD	1,916,600	USD	31.00	10/21/22	$320,978
TOTAL OTC PUT OPTIONS WRITTEN								$791,983

Description	Number of Contracts		Notional Amount	Exercise Price		Expiration Date	Market Value
Exchange Traded Call Options Written — (0.4)%
AGCO Corp.	50	USD	493,500	USD	140.00	08/19/22	$12,000
CNH Industrial NV	300	USD	347,700	USD	17.50	01/20/23	7,500
Corteva Inc.	100	USD	541,400	USD	60.00	12/16/22	26,500
Corteva Inc.	115	USD	622,610	USD	60.00	01/20/23	34,788
Dundee Precious Metals Inc.	375	CAD	240,375	CAD	9.50	09/16/22	2,768
Dundee Precious Metals Inc.	350	CAD	224,350	CAD	9.50	12/16/22	4,486
Eldorado Gold Corp.	470	USD	300,330	USD	10.00	01/20/23	9,400
Endeavour Mining plc	200	CAD	532,600	CAD	33.00	12/16/22	13,129
Endeavour Mining plc	200	CAD	532,600	CAD	35.00	12/16/22	8,856
Endeavour Mining plc	380	CAD	1,011,940	CAD	33.00	01/20/23	30,850
Endeavour Mining plc	91	CAD	242,333	CAD	34.00	03/17/23	8,307
Equinox Gold Corp.	429	USD	190,476	USD	10.00	01/20/23	5,148
Franco-Nevada Corp.	114	USD	1,500,012	USD	155.00	01/20/23	68,400
Halliburton Co.	65	USD	203,840	USD	40.00	09/16/22	4,745
IDEXX Laboratories Inc.	23	USD	806,679	USD	600.00	07/15/22	11,040
IDEXX Laboratories Inc.	23	USD	806,679	USD	550.00	10/21/22	5,865
IDEXX Laboratories Inc.	23	USD	806,679	USD	620.00	12/16/22	5,980
K92 Mining Inc.	670	CAD	520,590	CAD	11.00	11/18/22	9,890
Marathon Petroleum Corp.	21	USD	172,641	USD	97.50	01/20/23	12,411
Occidental Petroleum Corp.	50	USD	294,400	USD	55.00	08/19/22	38,750
Occidental Petroleum Corp.	15	USD	88,320	USD	60.00	12/16/22	14,520
Occidental Petroleum Corp.	30	USD	176,640	USD	72.50	01/20/23	18,300
The Mosaic Co.	60	USD	283,380	USD	50.00	09/16/22	24,900
The Mosaic Co.	90	USD	425,070	USD	60.00	12/16/22	32,850
The Mosaic Co.	55	USD	259,765	USD	75.00	01/20/23	9,625
VanEck Vectors Gold Miners ETF	300	USD	821,400	USD	35.00	12/16/22	24,900
Victoria Gold Corp.	220	CAD	219,780	CAD	20.00	12/16/22	2,222
Victoria Gold Corp.	220	CAD	219,780	CAD	17.50	02/17/23	3,931
Wesdome Gold Mines Ltd.	161	CAD	179,515	CAD	15.00	12/16/22	3,377
Yamana Gold Inc.	760	USD	353,400	USD	6.00	01/20/23	21,660
Zoetis Inc.	70	USD	1,203,230	USD	210.00	07/15/22	1,400
Zoetis Inc.	80	USD	1,375,120	USD	210.00	10/21/22	9,400
TOTAL EXCHANGE TRADED CALL OPTIONS WRITTEN							$487,898
Exchange Traded Put Options Written — (0.9)%
Energy Select Sector SPDR ETF	360	USD	2,574,360	USD	65.00	10/21/22	$141,840
Energy Select Sector SPDR ETF	305	USD	2,181,055	USD	66.00	01/20/23	192,150
NextEra Energy Partners LP	90	USD	667,440	USD	65.00	07/15/22	3,600
NextEra Energy Partners LP	90	USD	667,440	USD	70.00	10/21/22	35,100
NextEra Energy Partners LP	90	USD	667,440	USD	65.00	12/16/22	23,175
SPDR S&P 500 ETF Trust	22	USD	829,950	USD	385.00	10/21/22	52,492
SPDR S&P 500 ETF Trust	23	USD	867,675	USD	360.00	11/18/22	37,605
SPDR S&P 500 ETF Trust	25	USD	943,125	USD	375.00	11/18/22	54,725
SPDR S&P 500 ETF Trust	20	USD	754,500	USD	410.00	12/16/22	84,000
SPDR S&P 500 ETF Trust	20	USD	754,500	USD	380.00	01/20/23	55,600
Utilities Select Sector SPDR Fund	280	USD	1,963,640	USD	62.00	09/16/22	16,800

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Description	Number of Contracts		Notional Amount	Exercise Price		Expiration Date	Market Value
Utilities Select Sector SPDR Fund	140	USD	981,820	USD	68.00	12/16/22	$42,840
Utilities Select Sector SPDR Fund	100	USD	701,300	USD	72.00	12/16/22	47,600
VanEck Agribusiness ETF	120	USD	1,037,760	USD	83.00	08/19/22	31,200
VanEck Agribusiness ETF	130	USD	1,124,240	USD	98.00	11/18/22	165,100
VanEck Vectors Gold Miners ETF	700	USD	1,916,600	USD	28.00	01/20/23	234,500
TOTAL EXCHANGE TRADED PUT OPTIONS WRITTEN							$1,218,327

TOTAL OPTIONS WRITTEN							$5,205,606

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets:
Investments in securities, at value (cost $159,406,667)	$134,616,931
Cash	245,315
Foreign currency, at value (cost $5,392)	5,394
Deposit at brokers	804,763
Receivable for investments in securities sold	339,286
Dividends and interest receivable	157,239
Deferred offering expense	84,085
Prepaid expenses	755
Total Assets	136,253,768
Liabilities:
Options written, at value (premiums received $7,459,737)	5,205,606
Distributions payable	21,127
Payable for investment securities purchased	366,314
Payable for Fund shares repurchased	127,813
Payable for investment advisory fees	113,559
Payable for payroll expenses	67,842
Payable for accounting fees	7,500
Other accrued expenses	130,824
Total Liabilities	6,040,585
Preferred Shares $0.001 par value, unlimited number of shares authorized:
Series A Cumulative Preferred Shares (5.200%, $25 liquidation value, 1,170,102 shares authorized with 1,170,102 shares outstanding)	29,252,550

Net Assets Attributable to Common Shareholders	$100,960,633

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$222,699,612
Total accumulated loss	(121,738,979)
Net Assets	$100,960,633

Net Asset Value per Common Share:
($100,960,633 ÷ 18,475,439 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.46

Statement of Operations
the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $74,251)	$1,595,187
Interest	103,280
Total Investment Income	1,698,467
Expenses:
Investment advisory fees	720,364
Payroll expenses	66,923
Legal and audit fees	56,273
Shareholder communications expenses	50,960
Trustees’ fees	40,517
Accounting fees	22,500
Shareholder services fees	17,243
Custodian fees	8,676
Dividend expense on securities sold short	6,517
Service fees for securities sold short (See Note 2)	873
Interest expense	268
Miscellaneous expenses	36,501
Total Expenses	1,027,615
Less:
Expenses paid indirectly by broker (See Note 5)	(1,635)
Net Expenses	1,025,980
Net Investment Income	672,487
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Written Options, and Foreign Currency:
Net realized loss on investments in securities	(6,379,401)
Net realized loss on securities sold short	(321,490)
Net realized gain on written options	1,243,807
Net realized gain on foreign currency transactions	32,669

Net realized loss on investments in securities, securities sold short, written options, and foreign currency transactions	(5,424,415)
Net change in unrealized appreciation/depreciation:
on investments in securities	(5,539,322)
on written options	3,612,135
on foreign currency translations	(195)

Net change in unrealized appreciation/depreciation on investments in securities, written options, and foreign currency translations	(1,927,382)
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Written Options, and Foreign Currency	(7,351,797)
Net Decrease in Net Assets Resulting from Operations	(6,679,310)
Total Distributions to Preferred Shareholders	(760,566)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(7,439,876)

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations:
Net investment income	$672,487	$1,519,701
Net realized gain/(loss) on investments in securities, securities sold short, written options, and foreign currency transactions	(5,424,415)	5,279,388
Net change in unrealized appreciation/depreciation on investments in securities, written options, and foreign currency translations	(1,927,382)	2,906,999
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,679,310)	9,706,088

Distributions to Preferred Shareholders:
Accumulated earnings	(760,566)*	(1,448,100)
Return of capital	—	(73,033)
Total Distributions to Preferred Shareholders	(760,566)	(1,521,133)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(7,439,876)	8,184,955

Distributions to Common Shareholders:
Accumulated earnings	(24,041)*	—
Return of capital	(3,365,802)*	(6,890,575)
Total Distributions to Common Shareholders	(3,389,843)	(6,890,575)

Fund Share Transactions:
Net decrease from repurchase of common shares	(2,606,277)	(4,517,773)
Net Decrease in Net Assets from Fund Share Transactions	(2,606,277)	(4,517,773)
Net Decrease in Net Assets Attributable to Common Shareholders	(13,435,996)	(3,223,393)

Net Assets Attributable to Common Shareholders:
Beginning of year	114,396,629	117,620,022
End of period	$100,960,633	$114,396,629

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021		2020	2019	2018	2017
Operating Performance:
Net asset value, beginning of year	$6.03		$5.93		$6.16	$5.72	$7.11	$7.14
Net investment income	0.05		0.08		0.02	0.03	0.06	0.05
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.42)		0.46		0.26	1.08	(0.78)	0.59
Total from investment operations	(0.37)		0.54		0.28	1.11	(0.72)	0.64
Distributions to Preferred Shareholders: (a)
Net investment income	(0.04	)*	(0.08)		(0.05)	(0.05)	(0.06)	(0.01)
Return of capital	—		(0.00	)(b)	(0.02)	(0.02)	(0.01)	—
Total distributions to preferred shareholders	(0.04)		(0.08)		(0.07)	(0.07)	(0.07)	(0.01)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.41)		0.46		0.21	1.04	(0.79)	0.63
Distributions to Common Shareholders:
Net investment income	(0.00	)*(b)	—		—	—	—	(0.06)
Return of capital	(0.18	)*	(0.36)		(0.48)	(0.60)	(0.60)	(0.54)
Total distributions to common shareholders	(0.18)		(0.36)		(0.48)	(0.60)	(0.60)	(0.60)
Fund Share Transactions:
Increase in net asset value from common share transactions	—		—		—	0.00 (b)	—	0.00 (b)
Increase in net asset value from repurchase of common shares	0.02		0.03		0.04	0.00 (b)	—	—
Increase in net asset value from repurchase of preferred shares	—		—		0.00 (b)	0.00 (b)	0.00 (b)	—
Offering costs for preferred shares charged to paid-in capital	—		—		—	—	—	(0.06)
Total Fund share transactions	0.02		0.03		0.04	0.00 (b)	0.00 (b)	(0.06)
Net Asset Value Attributable to Common Shareholders, End of Period	$5.46		$6.03		$5.93	$6.16	$5.72	$7.11
NAV total return †	(6.75)%		7.94%		5.22%	19.04%	(11.75)%	8.29%
Market value, end of period	$4.69		$5.35		$5.11	$5.96	$4.95	$6.71
Investment total return ††	(9.31)%		12.01%		(5.56)%	33.64%	(18.56)%	9.59%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of
preferred shares, end of period (in 000’s)	$130,213		$143,649		$146,873	$158,002	$149,051	$178,668
Net assets attributable to common shares, end of period (in 000’s)	$100,961		$114,397		$117,620	$128,669	$119,466	$148,668
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.69	%(c)	1.33%		0.46%	0.45%	0.93%	0.74%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)(f)	1.78	%(c)	1.80%		1.94%	1.72%	1.68%	1.38%
Portfolio turnover rate	83%		109%		95%	109%	167%	238%

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2022	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Cumulative Preferred Shares:
5.200% Series A Preferred
Liquidation value, end of period (in 000’s)	$29,253	$29,253	$29,253	$29,333	$29,585	$30,000
Total shares outstanding (in 000’s)	1,170	1,170	1,170	1,173	1,183	1,200
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (g)	$24.48	$25.87	$25.44	$24.66	$23.56	$24.92
Asset coverage per share	$111.28	$122.77	$125.52	$134.66	$125.95	$148.89
Asset Coverage	445%	491%	502%	539%	504%	596%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.

(c)	Annualized.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(e)	Ratio of operating expenses to average net assets attributable to common shares excluding interest and dividend expense and service fees on securities sold short for the six months ended June 30, 2022 and the years ended December 31, 2021, 2020, 2019, 2018, and 2017 was 1.77%, 1.79%, 1.88%, 1.69%, 1.67%, and 1.36%, respectively, and 1.41%, 1.42%, 1.50%, 1.36%, 1.37%, and 1.31% including liquidation value of preferred shares for the six months ended June 30, 2022 and the years ended December 31, 2021, 2020, 2019, 2018, and 2017.

(f)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the six months ended June 30, 2022 and the years ended December 31, 2021, 2020, 2019, 2018, and 2017 would have been 1.42%, 1.43%, 1.55%, 1.39%, 1.38%, and 1.33%, respectively.

(g)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited)

1. Organization. GAMCO Natural Resources, Gold and Income Trust (the Fund) was organized on June 26, 2008 as a Delaware statutory trust. The Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on January 27, 2011.

The Fund’s primary investment objective is to provide a high level of current income from interest, dividends, and option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing at least 80% of its assets in equity securities of companies principally engaged in the natural resources and gold industries. As part of its investment strategy, the Fund intends to generate current income from short term gains through an option strategy of writing (selling) covered call options of the equity securities in its portfolio. The Fund may invest in the securities of companies located anywhere in the world. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Advisor).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 06/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$91,505,502	—	$91,505,502
Convertible Corporate Bonds (a)	—	$466,915	466,915
Corporate Bonds (a)	—	334,295	334,295
U.S. Government Obligations	—	42,310,219	42,310,219
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$91,505,502	$43,111,429	$134,616,931

INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
Equity Contracts
Call Options Written	$(394,855)	$(2,800,441)	$(3,195,296)
Put Options Written	(917,312)	(1,092,998)	(2,010,310)
TOTAL INVESTMENTS IN SECURITIES – LIABLITIES	$(1,312,167)	$(3,893,439)	$(5,205,606)

(a)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.

There were no Level 3 investments at June 30, 2022 or December 31, 2021.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2022, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at June 30, 2022 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the six months ended June 30, 2022 had an average monthly market value of approximately $8,058,873.

At June 30, 2022, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
OTC Equity Written Options	$3,499,381	—	$3,499,381

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2022:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$3,480,665	$(3,480,665)	—	—
Morgan Stanley	18,716	(18,716)	—	—
Total	$3,499,381	$(3,499,381)	—	—

As of June 30, 2022, the value of equity options written can be found in the Statement of Assets and Liabilities, under Liabilities, options written, at value. For the six months ended June 30, 2022, the effect of equity options written can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency, within Net realized gain on written options, and Net change in unrealized appreciation/(depreciation) on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. For the six months ended June 30, 2022, the Fund incurred $873 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2022, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2022, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.200% Series A Cumulative Preferred Shares (Series A Preferred) are accrued on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$–	$1,448,100
Return of capital	6,890,575	73,033
Total distributions paid	$6,890,575	$1,521,133

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2021, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Long term capital loss carryforward with no expiration	$(85,202,554)

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

The following summarizes the tax cost of investments, written options, and the related net unrealized depreciation at June 30, 2022:

	Cost/ (Premiums)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments and other derivative instruments	$168,083,998	$—	$(33,467,067)	$(33,467,067)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2022, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2022, other than short term securities and U.S. Government obligations, aggregated $96,768,471 and $115,549,319, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,635.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2022, the Fund accrued $66,923 in Payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time)

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

from the NAV of the shares. During the six months ended June 30, 2022 and the year ended December 31, 2021 the Fund repurchased and retired 485,050 and 872,702 shares, respectively, of its common shares at an investment of $2,606,277 and $4,517,773, respectively, and an average discount of approximately 13.87% and 13.06%, respectively, from its NAV.

Transactions in common shares of beneficial interest for the six months ended June 30, 2022 and the year ended December 31, 2021, respectively were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(485,050)	$ (2,606,277)	(872,702)	$ (4,517,773)

The Fund has an effective shelf registration authorizing the issuance of $200 million in common or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of $0.001 par value Preferred Shares. On October 26, 2017, the Fund issued 1,200,000 shares of 5.200% Series A Cumulative Preferred Shares (Series A Preferred), receiving $28,851,132, after the deduction of offering expenses of $203,868 and underwriting fees of $945,000. The Series A Preferred has a liquidation value of $25 per share, an annual dividend rate of 5.200%, and is noncallable before October 26, 2022. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than $25 liquidation value per share. The Fund did not repurchase any Series A Preferred Shares in 2021. At June 30, 2022, 1,170,102 shares were outstanding and accrued dividends amounted to $21,127.

The Series A Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series A Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 3, 2022, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 9, 2022 – Final Results

The Fund’s Annual Meeting of Shareholders was held virtually on May 9, 2022. At that meeting, common and preferred shareholders, voting together as a single class, re-elected James P. Conn and Vincent D. Enright as Trustees of the Fund, with a total 14,402,994 votes and 14,379,619 votes in favor of these Trustees, and a total of 779,844 votes and 803,219 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Kuni Nakamura as a Trustee of the Fund, with 731,013 votes cast in favor of this Trustee and 141,481 votes withheld for this Trustee.

Anthony S. Colavita, Frank J. Fahrenkopf, Jr., William F. Heitmann, Michael J. Melarkey, Agnes Mullady, Anthonie C. van Ekris, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Unaudited)

Delaware Statutory Trust Act – Control Share Acquisitions

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the DSTA Control Share Statute). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (DSTA) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;

●	20% or more, but less than 25% of all voting power;

●	25% or more, but less than 30% of all voting power;

●	30% or more, but less than a majority of all voting power; or

●	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Continued) (Unaudited)

generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the Series A Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST AND YOUR PERSONAL PRIVACY

Who are we?

The GAMCO Natural Resources, Gold & Income Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

● Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

● Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Fund Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGNTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

William F. Heitmann
Former Senior Vice President
of Finance,
Verizons Communications, Inc.

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Kuni Nakamura
President,
Advanced Polymer, Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Molly A.F. Marion
Vice President & Ombudsman

David I. Schachter
Vice President & Ombudsman

Carter W. Austin
Vice President

Daniel Plourde
Vice President

INVESTMENT ADVISER

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

TRANSFER AGENT AND
REGISTRAR

American Stock Transfer and
Trust Company

GNT Q2/2022

GABELLI FUNDS

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

GNT

Semiannual Report
June 30, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2022 through 01/31/2022	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 18,960,489 Preferred Series A – 1,170,102
Month #2 02/01/2022 through 02/28/2022	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common –18,960,489 Preferred Series A –1,170,102
Month #3 03/01/2022 through 03/31/2022	Common – 20,000 Preferred Series A – N/A	Common – $5.69 Preferred Series A – N/A	Common – 20,000 Preferred Series A – N/A	Common – 18,960,489 - 20,000 = 18,940,489 Preferred Series A – 1,170,102
Month #4 04/01/2022 through 04/30/2022	Common – 191,046 Preferred Series A – N/A	Common – $5.66 Preferred Series A – N/A	Common – 191,046 Preferred Series A – N/A	Common – 18,940,489 - 191,046 = 18,749,443 Preferred Series A – 1,170,102
Month #5 05/01/2022 through 05/31/2022	Common – 152,115 Preferred Series A – N/A	Common – $5.25 Preferred Series A – N/A	Common – 152,115 Preferred Series A – N/A	Common – 18,749,443 - 152,115 = 18,597,328 Preferred Series A – 1,170,102
Month #6 06/01/2022 through 06/30/2022	Common – 121,889 Preferred Series A – N/A	Common – $4.96 Preferred Series A – N/A	Common – 121,889 Preferred Series A – N/A	Common – 18,597,328 - 121,889 = 18,475,439 Preferred Series A – 1,170,102
Total	Common – 485,050 Preferred Series A – N/A	Common – $5.31 Preferred Series A – N/A	Common – 485,050 Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation preference.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Natural Resources, Gold & Income Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 7, 2022

* Print the name and title of each signing officer under his or her signature.